Organization and Business Overview	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation
Note 1: Organization and Business Overview
DTZ Jersey Holdings Limited, together with its subsidiaries, was formed on August 21, 2014, by investment funds affiliated with TPG Capital, L.P. (“TPG”), PAG Asia Capital Limited (“PAG”) and Ontario Teachers’ Pension Plan (“OTPP”) (collectively, the “Sponsors”). On November 5, 2014, DTZ Jersey Holdings Limited acquired 100% of the combined DTZ group for $1.1 billion from UGL Limited (the “DTZ Acquisition”). On September 1, 2015, DTZ Jersey Holdings Limited acquired 100% of C&W Group, Inc. (“Cushman & Wakefield” or “C&W” and also defined as the “C&W Group merger”) for $1.9 billion.
On July 6, 2018, the shareholders of DTZ Jersey Holdings Limited exchanged their shares in DTZ Jersey Holdings Limited for interests in newly issued shares of Cushman & Wakefield Limited, a private limited company incorporated in England and Wales (the “Share Exchange”). On July 12, 2018, Cushman & Wakefield Limited reduced the nominal value of each ordinary share issued to $0.01 (“Capital Reduction”). On July 19, 2018, Cushman & Wakefield Limited re-registered as a public limited company organized under the laws of England and Wales (the “Re-registration”) named Cushman & Wakefield plc (together with its subsidiaries, “the Company,” “we,” “ours” and “us”). Following the Re-registration, the Company undertook a share consolidation of its outstanding ordinary shares (the “Share Consolidation”), which resulted in a proportional decrease in the number of ordinary shares outstanding as well as corresponding adjustments to outstanding options and restricted share units on a 10 for 1 basis. These financial statements have been retroactively adjusted to give effect to the Share Consolidation as it relates to all issued and outstanding ordinary shares and related per share amounts contained herein. The transactions described above are collectively referred to herein as the “Corporate Reorganization”.
On August 6, 2018, the Company completed an IPO of its ordinary shares in which it issued and sold 51.8 million ordinary shares at a price of $17.00 per share. On August 6 and 7, 2018, the Company completed a concurrent private placement (the "Concurrent Private Placement") of its ordinary shares in which it sold 10.6 million shares to Vanke Service (Hong Kong) Co., Limited ("Vanke Service") at a price of $17.00 per share. The IPO and Concurrent Private Placement resulted in net proceeds of approximately $1.0 billion after deducting offering fees and other direct incremental costs. Public trading in the Company's ordinary shares began on August 2, 2018.
As of December 31, 2018, the Company operated from approximately 400 offices in 70 countries with approximately 51,000 employees. The Company’s business is focused on meeting the increasing demands of our clients across multiple service lines including Property, facilities and project management, Leasing, Capital markets and Valuation and other services. The Company primarily does business under the Cushman & Wakefield tradename.